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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                            FORM 8-K



                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

                       September 27, 2000
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        Date of Report (Date of earliest event reported)



                  Independent Bankshares, Inc.
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     (Exact name of Registrant as specified in its charter)



          Texas                 0-10196           75-1717279
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     (State or other        (Commission File    (IRS Employer
     jurisdiction of            Number)      Identification No.)
      incorporation)

   547 Chestnut Street
      P. O. Box 3296
   Abilene, Texas 79604                                79604
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  (Address of principal                             (Zip Code)
    executive offices)


                       (915) 677-5550
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      (Registrant's telephone number, including area code)



                         Not Applicable
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  (Former name or former address, if changed since last report)



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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     Effective September 27, 2000, the Registrant dismissed
PricewaterhouseCoopers LLP ("PWC") as its independent accountant and engaged the firm of Ernst & Young LLP ("EY") as the Registrant's independent accountant to audit the Registrant's financial statements for the year ending December 31, 2000. The
Registrant's Board of Directors recommended and approved the change in the Registrant's certifying accountants. PWC audited the Registrant's financial statements for its two most recent fiscal years ended December 31, 1998 and 1999.

     The change in certifying accountants was made by the Registrant following the acquisition of control of the Registrant by State National Bancshares, Inc., a Texas corporation ("State
National"), effective August 11, 2000.

     PWC's reports with respect to the Registrant's financial statements for each of the two most recent fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant's two most recent fiscal years and from January 1, 2000 through September 27, 2000, there were no disagreements with PWC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter of the disagreement in any of its reports on the Registrant's financial statements, except as described in the following paragraph.

     In connection with the preparation and original filing of the Registrant's Form 10-Q for the quarter ended March 31, 2000 ("First Quarter Form 10-Q"), the Registrant capitalized costs related to its then pending merger with State National. PWC maintained that such costs should be expensed and discussed this disagreement with the audit committee of the Registrant's board of directors prior to the filing of the First Quarter Form 10-Q.
In August 2000, the Registrant prepared and filed an amendment to the First Quarter Form 10-Q to restate its financial statements for the first quarter. In the restatement, costs related to the pending merger of the Registrant with State National that had been capitalized through March 31, 2000 ($209,000), were expensed.
In preparing and filing its Form 10-Q for the quarter ended June
30, 2000, the Registrant appropriately expensed the merger costs incurred in the second quarter. The Registrant has authorized PWC to respond fully to the inquiries of EY concerning the subject matter of the disagreement.

ITEM 7.   Financial Statements and Exhibits.

     (a) - (b)  Not applicable.

     (c)    Exhibits

          Exhibit No.    Document Description
          ------------   ----------------------------------------

          16.1           Letter of PricewaterhouseCoopers LLP

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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                              INDEPENDENT BANKSHARES, INC.



Date:  October 4, 2000             By:  /s/ Randal N. Crosswhite
                                      ----------------------------
                                   Randal N. Crosswhite, Senior Vice
                                   President, Chief Financial
                                   Officer and Corporate Secretary


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                        INDEX TO EXHIBITS
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Exhibit No.    Description

16.1           Letter of PricewaterhouseCoopers LLP



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